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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 June 11, 2001
              ------------------------------------------------
              Date of report (Date of earliest event reported)

                                  EQUIFAX INC.
              --------------------------------------------------
              (Exact name of Registrant as Specified in Charter)

     GEORGIA                         1-6605                      58-0401110
-----------------            ------------------------        -------------------
(State or Other              (Commission File Number)         (I.R.S. Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)

                          1550 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
            ---------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)

                                (404) 885-8000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)
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The Registrant hereby amends its Current Report on Form 8-K filed on June 13,
2001 (the "Initial Report") to amend Items 7 and 9 and Exhibits 99.1 and 99.2 in their respective entireties for purposes of reflecting the inclusion of an allocation of interest expense from Equifax to Certegy Inc. in the Restated Consolidated Financial Data filed as Exhibit 99.1(d) to the Initial Report, eliminating an adjustment for this allocation in the Unaudited Pro Forma Consolidated Statements of Income filed as Exhibit 99.1(a) to the Initial Report, and eliminating an adjustment for this allocation in the Normalized Consolidated Financial Data filed as Exhibit 99.2 to the Initial Report. This change does not impact the pro forma results presented in Exhibit 99.1(a), or the "normalized" results presented in Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          (i) Pro Forma Consolidated Financial Data (attached hereto as Exhibit 99.1).

               (A) Revised unaudited pro forma consolidated statements of income for the quarter ended March 31, 2001 and the year ended December 31, 2001.

               (B) Unaudited pro forma consolidated balance sheet as of March 31, 2001.

               (C) Revised notes to pro forma consolidated financial data (unaudited).

               (D) Revised unaudited restated historical consolidated statements of income for the years ended December 31, 1998, 1999 and 2000 (by quarter) and the three months ended March 31, 2001.

     (c)  Exhibits.

          The following exhibits are filed with this Report:

Exhibit No.      Description
-----------      ------------------------------------------------------------
 99.1            Pro Forma Consolidated Financial Data.

   99.1(a) Revised unaudited pro forma consolidated statements of income for the quarter ended March 31, 2001 and the year ended December 31, 2000.

   99.1(b) Unaudited pro forma consolidated balance sheet as of March 31, 2001.

   99.1(c)       Revised notes to pro forma consolidated financial data
                 (unaudited).

   99.1(d) Revised unaudited restated historical consolidated statements of income for the years ended December 31, 1998, 1999 and 2000 (by quarter) and the three months ended March 31, 2001.

 99.2 Normalized Consolidated Financial Data (filed herewith as a part of Item 9, and pursuant to the instructions to an Item 9 filing, shall not be deemed to be "filed" information for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).

                                       2
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Exhibit No.      Description
-----------      ------------------------------------------------------------

   99.2(a) Stand-alone Equifax (normalized) (unaudited) consolidated statements of income for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

   99.2(b) Stand-alone Equifax (normalized) (unaudited) segment revenue and operating income or (loss) for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

   99.2(c) Revised reconciliation of Equifax income from continuing operations per common share (diluted) to Equifax (normalized) net income per common share (diluted) for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

   99.2(d) Stand-alone Equifax (normalized) (unaudited) net income, average diluted shares, and earnings per share for the years ended December 31, 2000, 1999, 1998, 1997, and 1996.

   99.2(e) Stand-alone Equifax (normalized) (unaudited) revenue, operating profit, and EBITDA for the years ended December 31, 2000, 1999, 1998, 1997, 1995, 1994, 1993, 1992, and 1991.

 99.3            Press Release, dated June 12, 2001**

_________________
** Previously filed.

Item 9.    Regulation FD Disclosure.

     On June 12, 2001, Equifax issued a press release announcing that its Board of Directors has approved the spin-off of Certegy, a copy of which is attached hereto as Exhibit 99.3 and incorporated in this Item 9 by this reference.

     The Normalized Consolidated Financial Data attached as Exhibit 99.2 to this Report reflects the continuing business of Equifax as if it had been operating on a stand-alone basis for all periods presented, assumes that the spin-off of Certegy has taken place, and includes certain other adjustments to present "normalized" Equifax Information Services financial results.

     This stand-alone Equifax financial data has been "normalized" by adjusting the historical GAAP Equifax financial data for the following:

     (a) Elimination of historical operating results of Certegy for all periods presented.

     (b) Elimination of historical operating results and the gains or losses from dispositions of the Healthcare businesses sold in the 4th quarter of 1996, NDS sold in the 2nd quarter of 1997, the global risk management businesses sold in October 2000 and the U.K. vehicle information business sold in December 2000 ("Divested Operations").

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     (c)  A decrease in interest expense or an increase in other income as if the proceeds from the sales of the Divested Operations had been received at the beginning of each period presented.

     (d) Adjustment of income taxes to reflect the effective tax rate of Equifax as a stand-alone business.

     (e) Elimination of the write-down on the CSC collections valuation loss in the year ended December 31, 1997.

Financial Results

     During the past 10 years, Equifax has tripled revenues to $1.1 billion in 2000 (13 percent compounded growth) while achieving 17 percent compounded growth in operating income. Operating margins continue to be strong averaging 28 percent over the ten-year period.

     We are vigilant about consistent execution of our strategy, which has established us as a leader in our business. This gives us the ability to increase sales each year through market share gains, introduction of innovative new products and expansion into new markets. A culture of continuous improvement keeps costs low allowing Equifax to sell its core products at attractive prices and generate high margins.

     Equifax's performance, strong fundamentals and focus on operational effectiveness position it for future growth. Equifax expects sales growth of seven to nine percent in 2001 and long-term growth of 10 percent or higher. Long-term fully diluted earnings per share growth is estimated at 11 to 13 percent with operating margins above 28 percent.

                                      ***

     Statements in this Current Report on Form 8-K/A that relate to Equifax's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These statements are based on a number of assumptions that are inherently subject to significant uncertainties. Many of the uncertainties are beyond Equifax's control. Factors that could cause actual results to differ from those expressed or implied by forward-looking statements include, but are not limited to customer demand for our services, the availability and reliability of external data sources, changes in government regulation and competition, as further discussed under the heading "Certain Factors Affecting Forward Looking Statements" included in Part 1 in Equifax's annual report on Form 10-K for the year ended December 31, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EQUIFAX INC.
                              (Registrant)

                              By: /s/ Philip J. Mazzilli
                                  -----------------------------------------
                              Name:  Philip J. Mazzilli
                              Title:  Executive Vice President and Chief
                                      Financial Officer

Dated:  July 20, 2001

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                                    EXHIBITS

Exhibit No.      Description
-----------      --------------------------------------------------------------

 99.1            Pro Forma Consolidated Financial Data.

  99.1(a) Revised unaudited pro forma consolidated statements of income for the quarter ended March 31, 2001 and the year ended December 31, 2000.

  99.1(b) Unaudited pro forma consolidated balance sheet as of March 31, 2001.

  99.1(c)        Revised notes to pro forma consolidated financial data
                 (unaudited).

  99.1(d) Revised unaudited restated historical consolidated statements of income for the years ended December 31, 1998, 1999 and 2000 (by quarter) and the three months ended March 31, 2001.

 99.2 Normalized Consolidated Financial Data (filed herewith as a part of Item 9, and pursuant to the instructions to an Item 9 filing, shall not be deemed to be "filed" information for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).

  99.2(a) Stand-alone Equifax (normalized) (unaudited) consolidated statements of income for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

  99.2(b) Stand-alone Equifax (normalized) (unaudited) segment revenue and operating income or (loss) for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

  99.2(c) Revised reconciliation of Equifax income from continuing operations per common share (diluted) to Equifax (normalized) net income per common share (diluted) for the years ended December 31, 1998, 1999, and 2000 (by quarter) and the three months ended March 31, 2001.

  99.2(d) Stand-alone Equifax (normalized) (unaudited) net income, average diluted shares, and earnings per share for the years ended December 31, 2000, 1999, 1998, 1997, and 1996.

  99.2(e) Stand-alone Equifax (normalized) (unaudited) revenue, operating profit, and EBITDA for the years ended December 31, 2000, 1999, 1998, 1997, 1995, 1994, 1993, 1992, and 1991.

 99.3            Press Release, dated June 12, 2001**
_________________
**    Previously filed.

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